Exhibit 21.1

SUBSIDIARIES OF
PROLOGIS ET. AL.

Jurisdiction of
Name of Entity	Organization

Subsidiaries engaged in industrial distribution facilities operations and development:

ProLogis Development Services Incorporated	Delaware

ProLogis Limited Partnership—I	Delaware

ProLogis Limited Partnership—II	Delaware

ProLogis Limited Partnership—III	Delaware

ProLogis Limited Partnership—IV	Delaware

ProLogis-IV, Inc.	Delaware

ProLogis—North Carolina (1) Incorporated	Maryland

ProLogis—North Carolina (2) Incorporated	Maryland

ProLogis—North Carolina Limited Partnership	Delaware

ProLogis-North Carolina (3) Incorporated	Delaware

ProLogis Houston Holdings Inc.	Delaware

ProLogis-Kansas City (1) Incorporated	Delaware

Meridian Realty Partners, L.P.	Delaware

MDN/JSC-II Limited Partnership	California

Meridian-Penn, Inc.	California

ProLogis Fraser GP LLC and one subsidiary	Delaware

International Industrial Investments Incorporated	Maryland

PLD International Incorporated and twenty-two subsidiaries in foreign countries	Delaware

ProLogis-France Developments Incorporated and thirty-six subsidiaries in foreign countries	Delaware

ProLogis Developments Holdings Sarl and one hundred thirty three subsidiaries in foreign countries	Luxembourg

ProLogis UK Development Sarl and two subsidiaries in foreign countries	Luxembourg

ProLogis UK Holdings S.A. and one-hundred sixteen subsidiaries in foreign countries	Luxembourg

PLD Finance Sarl and seven subsidiaries in foreign countries	Luxembourg

ProLogis Japan Incorporated and thirty nine subsidiaries in foreign countries	Delaware

Japan Investments (2) Incorporated	Delaware

ProLogis Japan II Incorporated	Delaware

ProLogis Japan Holdings LLC	Delaware

ProLogis Japan Finance Incorporated	Delaware

Japan Investments (1) Incorporated	Delaware

ProLogis Logistics Services Incorporated	Delaware

ProLogis Mexico Trust	Delaware

ProLogis-DS Mexico Incorporated	Maryland

ProLogis Mexico Holding II LLC and one subsidiary	Delaware

ProLogis-Monterrey (1) LLC and one subsidiary in a foreign country	Delaware

ProLogis-Monterrey (2) LLC and one subsidiary in a foreign country	Delaware

ProLogis-Monterrey (4) LLC and one subsidiary	Delaware

ProLogis-Juarez (1) LLC and one subsidiary	Delaware

ProLogis-Juarez (2) LLC and one subsidiary	Delaware

ProLogis-Juarez (3) LLC and one subsidiary	Delaware

ProLogis-Reynosa (1) LLC and one subsidiary in a foreign country	Delaware

ProLogis-Reynosa (2) LLC and one subsidiary in a foreign country	Delaware

ProLogis-Reynosa (3) LLC and one subsidiary	Delaware

PLDS de Mexico S.A. de C.V.	Mexico

ProLogis Canada Development Incorporated and twenty subsidiaries	Delaware

ProLogis Canada Incorporated	Delaware

ProLogis China Development Incorporated and eighteen subsidiaries in foreign countries	Delaware

ProLogis Singapore Investments Incorporated	Delaware

TCL Holdings S.A. and eight subsidiaries in foreign countries	Luxembourg

ProLogis Billabong III GP LLC	Delaware

ProLogis Billabong II GP LLC	Delaware

ProLogis Billabong I GP LLC	Delaware

ProLogis California I LLC (50% ownership interest)	Delaware

ProLogis European Properties Fund (21.8% ownership interest)	Luxembourg

ProLogis North American Properties Fund I LLC and one subsidiary (41.3% ownership interest)	Delaware

ProLogis First GP LLC and one subsidiary (20% ownership interest)	Delaware

ProLogis Second GP LLC and one subsidiary (20% ownership interest)	Delaware

ProLogis Third GP LLC and one subsidiary (20% ownership interest)	Delaware

PLD/RECO Japan TMK Property Trust (20% ownership interest)	Japan

ProLogis-Macquarie Fund (11.5% ownership interest)	Delaware

ProLogis Park Suzhou Development Co. Ltd (50% ownership)	China

Keystone NJ Associates LLC (20% ownership)	Delaware

KPJV LLP (20% ownership)	Delaware

Allagash Property Trust (20% ownership)	Maryland

Brazos Property Trust (20% ownership)	Maryland

Cimarron Property Trust (20% ownership)	Maryland

Deerfield Property Trust (20% ownership)	Maryland

Elkhorn Property Trust (20% ownership)	Maryland

Subsidiaries engaged in providing management services:

ProLogis Management Services Incorporated	Delaware

ProLogis BV and nineteen subsidiaries in foreign countries	Luxembourg

ProLogis Services Sarl and two subsidiaries in foreign countries	Luxembourg

ProLogis Management Incorporated	Delaware

ProLogis de Mexico S.A. de C.V.	Mexico

ProLogis Japan Management Incorporated and two subsidiaries in foreign countries	Delaware

ProLogis China Management Holding Sarl and one subsidiary in a foreign country	Barbados

ProLogis Capital Management Incorporated	Delaware

Macquarie-ProLogis Management LLC(50% ownership)	Delaware